UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):

                                November 30, 2004


                        INTEGRATED SECURITY SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                  1-11900              75-2422983
   ------------------------   ---------------------   -------------------
   (State of incorporation)   (Commission File No.)      (IRS Employer
                                                      Identification No.)

                  8200 Springwood Drive
                        Suite 230
                      Irving, Texas                        75063
        ----------------------------------------        ----------
        (Address of principal executive offices)        (Zip Code)


     Registrant's telephone number, including area code:   (972) 444-8280


                                 Not Applicable
 ------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

         On November 30, 2004, Integrated Security Systems, Inc. (the "Company") entered into a Loan Agreement ("Loan Agreement") with several purchasers (the "Investors") of the Company's Subordinated 10% Convertible Promissory Notes (individually, a "Note" and collectively the "Notes"). Each of the Investors is an accredited investor and such Investor's names and the aggregate principal amount of Notes such Investor purchased in a closing is set forth on Schedule 1 to the Loan Agreement. A copy of the form of Loan Agreement is attached as
Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference. Pursuant to the terms of the Loan Agreement: (i) the Company is authorized to sell to the Investors an aggregate principal amount of up to $6,000,000 in Notes and (ii) the Notes may be sold by the Company to the Investors in multiple closing so long as the final closing is consummated no later than the fifteenth day following the initial closing.

         Each Note sold by the Company to each Investor: (i) is subordinated to certain other indebtedness of the Company, (ii) is due and payable on November 30, 2009, (iii) provides interest to the holder thereof at a rate of 10% per annum and (iv) is convertible into the Company's Common Stock, par value $0.01 per share, at the conversion rate of $0.38 per share of Common Stock. Each share of Common Stock that the Investor receives as a result of the conversion of the Notes shall be registered with the Securities and Exchange Commission on a registration statement on Form SB-2 in accordance with the terms and provisions of that certain Registration Rights Agreement (discussed below). A copy of the form of the Note issued to each Investor is attached as Exhibit 4.3 to this Current Report on Form 8-K and incorporated herein by reference.

         The Company and each of the Investors have entered into a Registration Rights Agreement (the "Registration Rights Agreement"), dated November 30, 2004, which provides for the registration of the shares of Common Stock that may be issued to the Investors upon conversion of the Notes. A copy of the form of Registration Rights Agreement is attached as Exhibit 4.2 to this Current Report on Form 8-K and incorporated herein by reference.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits.

         4.1 Form of Loan Agreement, dated November 30, 2004, by and among Integrated Security Systems, Inc. and those certain Investors set forth on Schedule 1 to the Loan Agreement.

         4.2 Form of Registration Rights Agreement, dated November 30, 2004, by and among Integrated Security Systems, Inc. and those certain Investors set forth on the signature page to the Registration Rights Agreement.

         4.3 Form of Subordinated 10% Convertible Promissory Note due November 30, 2009, issued by the Company to each of the Investors set forth on the signature page to the Loan Agreement.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         INTEGRATED SECURITY SYSTEMS, INC.


Dated:  December 3, 2004                 By:     /s/ C.A. RUNDELL, JR.
                                                 -------------------------------
                                         Name:   C.A. Rundell, Jr.
                                         Title:  Director, Chairman of the Board
                                                 and Chief Executive Officer
                                                 (Principal Executive and
                                                 Financial Officer)






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                                  Exhibit Index



 Exhibit No.       Description
 -----------       -------------------------------------------------------------

 4.1 Form of Loan Agreement, dated November 30, 2004, by and among Integrated Security Systems, Inc. and those certain Investors set forth on Schedule 1 to the Loan Agreement.

 4.2 Form of Registration Rights Agreement, dated November 30, 2004, by and among Integrated Security Systems, Inc. and those certain Investors set forth on the signature page to the Registration Rights Agreement.

 4.3 Form of Subordinated 10% Convertible Promissory Note due November 30, 2009, issued by the Company to each of the Investors set forth on the signature page to the Loan Agreement.








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